Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------
DEAR SHAREHOLDERS:

--------------------------------------------------------------------------------

We are pleased to provide you with the Tax-Exempt California Money Market Fund annual report for the year ended September 30, 1997.

Your fund's management greatly appreciates your decision to invest in Tax-Exempt California Money Market Fund. During the past year, the fund registered solid performance and achieved its objective of providing maximum current income and competitive money market dividends that are exempt from Federal and State of California income taxes.

ECONOMIC REVIEW AND OUTLOOK
The economy has been growing at a much faster rate than expected. Available data continues to suggest that spending remains strong and economic growth will exceed a 3% level throughout the fourth quarter. Despite this robust pace, there have been few inflationary pressures. Accordingly, the Fed has left interest rates untouched since March of this year. Looking forward, we anticipate that rates will resume an upward bias given the continuing momentum of the economy.

Under these conditions, Tax-Exempt California Money Market Fund should offer the opportunity for attractive yields and should continue to be an excellent place to invest your money.

Your fund's management thanks you for the confidence you have shown through your investment and continues its dedication to performance. We look forward to serving your investment needs for years to come.

Sincerely,

Frank J. Rachwalski
Frank J. Rachwalski
Vice President and Portfolio Manager

October 14, 1997

Frank Rachwalski is Vice President of Zurich Kemper Investments, Inc. and Vice President and Portfolio Manager of Tax-Exempt California Money Market Fund. Mr. Rachwalski holds B.B.A. and M.B.A. degrees from Loyola University.

PORTFOLIO RESULTS
For the year ended September 30, 1997, the Tax-Exempt California Money Market Fund had a net yield of 2.87% and a tax-equivalent yield of 5.03%.

NOTES
An investment in the fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

The fund's net yield for the year ended September 30, 1997, is the sum of the daily dividend rates for the period. Yields are historical and may not represent future yields, which will fluctuate.

The tax-equivalent yield is based upon the fund's yield and a combined Federal and State of California marginal income tax rate of 42.9%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated above. The manager's views are subject to change at any time, based on market and other conditions.

Tax-Exempt California Money Market Fund
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PORTFOLIO OF INVESTMENTS
September 30, 1997
(Value in thousands)

--------------------------------------------------------------------------------

                                                    Value
(A)VARIABLE RATE DEMAND SECURITIES
State of California
  Health Facilities Financing Authority
      3.90%                                        $  5,000
  Pollution Control Financing Authority
    Occidental Geothermal, Inc. Project
      3.45%                                           1,400
    Pacific Gas and Electric Co.
      4.00%                                           4,500
  Southeast Resource Recovery Facilities
      4.20%                                           5,000
  Southern California Public Power Authority
      3.95%                                           3,700
-----------------------------------------------------------
Alameda-Contra Costa
Schools Financing Authority
      3.90%                                           2,170
-----------------------------------------------------------
Anaheim
Public Improvement Corp.
      3.95%                                           1,400
-----------------------------------------------------------
Auburn
Union School District
      4.10%                                           1,400
-----------------------------------------------------------
Fremont
Public Financing Authority
      4.05%                                           1,500
-----------------------------------------------------------
Irvine
Assessment District
      3.80%                                          10,400
-----------------------------------------------------------
Kern County
  Community College District
      4.60%                                           1,600
  Public Facilities Project
      3.90%                                             900
-----------------------------------------------------------
Los Angeles
  Multifamily Housing Revenue
      4.00%                                           1,500
  Pension Obligation Bonds
      3.95%                                           1,500
  Transportation Commission
      3.95%                                           3,700
-----------------------------------------------------------

                                                    Value
Monterey County
  Peninsula Water Management District
      3.80%                                        $  1,500
  Regional Waste Management Authority
      4.10%                                           1,780
-----------------------------------------------------------
Orange County
  Foothill/Eastern Transportation Corridor Agency
      3.94%                                           8,200
  Multifamily Housing Revenue
      3.95%                                           1,400
  Water District
      3.70%                                           3,500
-----------------------------------------------------------
Palm Springs
Community Redevelopment Agency
      4.05%                                           1,400
-----------------------------------------------------------
Riverside County
Eastern Municipal Water District
      4.00%                                           5,000
-----------------------------------------------------------
Sacramento County
  Administrative Center & Courthouse Project
      3.85%                                           2,500
  Multifamily Housing Revenue
    Briarwood Apartments
      4.10%                                           1,400
    Stone Creek Apartments
      4.00%                                           1,500
-----------------------------------------------------------
San Bernardino
Multifamily Housing Revenue
      4.15%                                           1,400
-----------------------------------------------------------
Santa Ana
School District
      3.90%                                           1,400
-----------------------------------------------------------
Santa Clara County
  Hospital Facilities Authority
      3.40%                                           2,200
  Transit District
      3.80%                                           5,000
-----------------------------------------------------------
Ventura County
Triunfo Sanitation District
      4.10%                                           1,400
-----------------------------------------------------------

                                                                               3
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Value
Woodland
Multifamily Mortgage Revenue
      3.95%                                        $  2,020
-----------------------------------------------------------

TOTAL VARIABLE RATE DEMAND
SECURITIES--74.4%
(average maturity: 5 days)                           87,270
-----------------------------------------------------------

OTHER SECURITIES
State of California
  Pollution Control Financing Authority
      3.70%-3.75%, 10/10/97-12/10/97                  9,500
  Public Capital Improvements Financing Authority
      3.80%, 12/15/97                                 1,500
-----------------------------------------------------------
Los Angeles
  Capital Asset Lease Corp.
      3.75%-3.80%, 12/9/97-12/11/97                   6,000
  Wastewater System Revenue
      3.50%, 11/10/97                                 1,500
-----------------------------------------------------------
Orange County
Transportation Authority
      3.80%, 11/7/97                                  5,000
-----------------------------------------------------------

                                                    Value
Sacramento
Municipal Utility District
      3.65%-3.70%, 11/14/97-12/16/97               $  5,344
-----------------------------------------------------------
Puerto Rico
Government Development Bank
      3.60%, 11/12/97                                 1,500
-----------------------------------------------------------

TOTAL OTHER SECURITIES--25.8%
(average maturity: 52 days)                          30,344
-----------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(average maturity: 17 days)                         117,614
-----------------------------------------------------------

LIABILITIES, LESS
OTHER ASSETS--(.2%)                                    (182)
-----------------------------------------------------------

NET ASSETS--100%                                   $117,432
-----------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate demand securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate demand securities are payable within five business days and are backed by credit support agreements from banks or insurance institutions. The rates shown are the current rates at September 30, 1997.

See accompanying Notes to Financial Statements.

                                                                               4
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Exempt California Money Market Fund as of September 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt California Money Market Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                    ERNST & YOUNG LLP
Chicago, Illinois
November 18, 1997

                                                                               5
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES          STATEMENT OF OPERATIONS
September 30, 1997                           Year ended September 30, 1997
(in thousands)                               (in thousands)
-----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------
Investments, at amortized cost                    $117,614
----------------------------------------------------------
Receivable for:
  Interest                                             396
----------------------------------------------------------
  Securities sold                                      400
----------------------------------------------------------
    Total assets                                   118,410
----------------------------------------------------------
LIABILITIES AND NET ASSETS
----------------------------------------------------------
Cash overdraft                                         799
----------------------------------------------------------
Payable for:
  Dividends                                             12
----------------------------------------------------------
  Fund shares redeemed                                  69
----------------------------------------------------------
  Management fee                                        15
----------------------------------------------------------
  Distribution services fee                             22
----------------------------------------------------------
  Custodian and transfer agent fees
  and related expenses                                   4
----------------------------------------------------------
  Trustees' fees and other                              57
----------------------------------------------------------
    Total liabilities                                  978
----------------------------------------------------------
Net assets applicable to
shares outstanding                                $117,432
----------------------------------------------------------

THE PRICING OF SHARES
----------------------------------------------------------
Shares outstanding                                 117,432
----------------------------------------------------------
Net asset value and
redemption price per share                           $1.00
----------------------------------------------------------

See accompanying Notes to Financial Statements.

INTEREST INCOME                                     $2,052
----------------------------------------------------------
EXPENSES:
  Management fee                                       127
----------------------------------------------------------
  Distribution services fee                            190
----------------------------------------------------------
  Custodian and transfer agent
  fees and related expenses                             57
----------------------------------------------------------
  Professional fees                                     23
----------------------------------------------------------
  Reports to shareholders                               19
----------------------------------------------------------
  Trustees' fees and other                              35
----------------------------------------------------------
    Total expenses                                     451
----------------------------------------------------------
Net investment income                               $1,601
----------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
Years ended September 30, 1997 and 1996
(in thousands)

---------------------------------------------------------

                                         1997        1996
                                       ---------   --------
OPERATIONS:
Net investment income                  $   1,601      3,047
-----------------------------------------------------------

Dividends to shareholders from
net investment income                     (1,601)    (3,047)
-----------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (DOLLAR
AMOUNTS AND NUMBER OF SHARES
ARE THE SAME):
  Shares sold                            282,125    370,566
-----------------------------------------------------------
  Shares issued in reinvestment
  of dividends                             1,583      3,038
-----------------------------------------------------------
                                         283,708    373,604
  Shares redeemed                       (285,160)  (360,012)
-----------------------------------------------------------
Net increase (decrease) from capital
share transactions and total increase
(decrease) in net assets                  (1,452)    13,592
-----------------------------------------------------------
NET ASSETS:
Beginning of period                      118,884    105,292
-----------------------------------------------------------
End of period                          $ 117,432    118,884
-----------------------------------------------------------

                                                                               6
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND

Tax-Exempt California Money Market Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION
Investments are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

INVESTMENT TRANSACTIONS AND INTEREST INCOME
Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments.

FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day that the New York Stock Exchange is open for trading, the Fund determines its net asset value per share at 11:00 a.m., 3:00 p.m. and 8:00 p.m. Chicago time by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net investment income consists of all interest income, plus (minus) all realized gains (losses) on portfolio securities, minus all expenses of the Fund.

FEDERAL INCOME TAXES
The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT

The Fund has a management agreement with Zurich Kemper Investments, Inc. (ZKI) and pays a management fee at an annual rate of .22% of the first $500 million of average daily net assets declining to .15% of average daily net assets in excess of $3 billion. During the year ended September 30, 1997, the Fund incurred a management fee of $127,000.

DISTRIBUTION AGREEMENT

The Fund also has an administration, shareholder services and distribution agreement with Zurich Kemper Distributors Inc. (ZKDI). For distribution services, the Fund pays ZKDI an annual fee of .33% of average daily net assets of the Fund. ZKDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. Under these agreements, ZKDI pays such firms at an annual rate ranging from .15% to .33% of the average daily net assets of those accounts that they maintain and service. During the year ended September 30, 1997, the Fund incurred a distribution services fee of $190,000, of which ZKDI, pursuant to the related service agreements, remitted $182,000 to various firms.

SHAREHOLDER SERVICES AGREEMENT

Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received

                                                                               7
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shareholder services fees of $21,000 for the year ended September 30, 1997.

OFFICERS AND TRUSTEES
Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year ended September 30,
                                                             ----------------------------------------------------
                                                               1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $1.00       1.00       1.00       1.00       1.00
-----------------------------------------------------------------------------------------------------------------
Net investment income and dividends declared                      .03        .03        .03        .02        .02
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $1.00       1.00       1.00       1.00       1.00
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     2.91%      2.93       3.23       1.97       1.88
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                          .78%       .72        .75        .71        .69
-----------------------------------------------------------------------------------------------------------------
Net investment income                                            2.78%      2.88       3.16       1.94       1.87
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets at end of year (in thousands)                     $117,432    118,884    105,292    101,148    122,560
-----------------------------------------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1997 DIVIDENDS

All of the dividends constitute tax-exempt interest which is not taxable for federal or State of California income tax purposes.

                                         TAX-EXEMPT
                                         CALIFORNIA
                                         MONEY MARKET
                                         FUND
                                         ANNUAL
                                         REPORT
                                         September 30, 1997

INVESTMENT MANAGER:
ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER:
ZURICH KEMPER DISTRIBUTORS, INC.
222 S. Riverside Plaza, Chicago, IL 60606 www.kemper.com

This report is not to be distributed unless preceded or accompanied by a prospectus.

TEC-2  1039180 10/97            (LOGO)printed on recycled paper